Bridgeway Funds, Inc.

Omni Small-Cap Value Fund (BOSVX)
Omni Tax-Managed Small-Cap Value Fund (BOTSX)

Supplement dated May 29, 2015 to the Statement of Additional Information dated October 31, 2014

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Statement of Additional Information (“SAI”).

1.           Effective May 31, 2015, Michael D. Mulcahy resigned as President and Director of Bridgeway Funds, Inc. (“Bridgeway Funds” or the “Corporation”).  All references to Mr. Mulcahy in the SAI are deleted as of that date.

2.           Effective May 31, 2015, the “Management of Bridgeway Funds” section, which begins on page 8 of the SAI, is hereby deleted in its entirety and replaced with the following:

MANAGEMENT OF BRIDGEWAY FUNDS

Directors and Officers

These are the Directors and Officers of the Corporation, their business address, and principal occupations during the past five years.

Independent Directors

Name, Address 1 and Age	Position(s) Held with Bridgeway Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Bridgeway Funds Overseen by Director	Other Directorships Held by Director
Kirbyjon Caldwell Age 61	Director	Term: 1 Year Length: 2001 to Present.	Senior Pastor of Windsor Village United Methodist Church, since 1982.	Eleven	American Church Mortgage Company, NRG Energy Inc., Amegy Bancshares Advisory Board.

Karen S. Gerstner Age 59	Director	Term: 1 Year Length: 1994 to Present.	Principal, Karen S. Gerstner & Associates, P.C., since 2004.	Eleven	None

Miles Douglas Harper, III* Age 52	Director	Term: 1 Year Length: 1994 to Present.	Partner, Carr, Riggs & Ingram, LLC, since 2013; Partner, Gainer Donnelly, LLP, 1998 to 2013 upon merger with Carr, Riggs & Ingram, LLC.	Eleven	Calvert Social Investment Fund (8 Portfolios), Calvert Social Index Series, Inc. (1 Portfolio), Calvert Impact Fund (4 Portfolios), Calvert World Values Fund (3 Portfolios).

Evan Harrel Age 53	Director	Term: 1 Year Length: 2006 to Present.	Strategic Advisor, Small Steps Nurturing Center, since 6/2012; Executive Director, Small Steps Nurturing Center, 2004 through 5/2012.	Eleven	None

*	Independent Chairman

“Interested” Director

Name, Address 1 and Age	Positions Held with Bridgeway Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Bridgeway Funds Overseen by Director	Other Directorships Held by Director

John N. R. Montgomery 2 Age 59	President and Director	Term: 1 year Length: 1993 to present.
Chairman, Bridgeway Capital Management, Inc., 2010 –
present; President, Bridgeway Capital Management, Inc.,
1993 – 2010 and 6/2015 – present; President, Bridgeway
Funds, 6/2015 – present; Vice President, Bridgeway Funds,
2005 – 5/2015.
				Eleven	None

Officers

Richard P. Cancelmo Jr. Age 56	Vice President	Term: 1 year Length: 2004 to present.	Vice President, Bridgeway Funds, 11/2004 – present; Staff member, Bridgeway Capital Management, Inc., since 2000.		None

Linda G. Giuffré Age 53	Treasurer and Chief Compliance Officer	Term: 1 year Length: 2004 to present.	Chief Compliance Officer, Bridgeway Capital Management, Inc., 12/2004 to present; Staff member, Bridgeway Capital Management, Inc., 5/2004 to present.		None

Deborah L. Hanna Age 49	Secretary	Term: 1 year Length: 2007 to present.	Self employed, accounting and related projects for various organizations, 2001 – present.		None

Sharon Lester Age 59	Vice President	Term: 1 year Length: 2011 to present.	Staff member, Bridgeway Capital Management, Inc., 12/2010 to present; Prior to 12/2010, Director of Portfolio Operations, Invesco.		None

1	The address of all of the Directors and Officers of Bridgeway Funds is 20 Greenway Plaza, Suite 450, Houston, Texas, 77046.
2	John Montgomery is chairman, president, director and majority shareholder of Bridgeway Capital Management, Inc., and therefore an interested person of the Funds.

Fund Leadership Structure

The overall oversight of the business and affairs of the Corporation is vested with its Board of Directors (the “Board”). However, the day-to-day management of the Funds’ operations is the responsibility of the Adviser. The Board approves all significant agreements between Bridgeway Funds and persons or companies furnishing services to it, including Agreements with its Adviser and Custodian. The day-to-day operations of Bridgeway Funds are delegated to its Officers, subject to its investment objectives and policies and general supervision by the Board.

The Board of Directors is composed of four Independent Directors and one Interested Director. Miles Harper, an Independent Director, is Chairman of the Board of Directors. The Board believes that having a super majority of Independent Directors is in the best interests of the Funds. Mr. Harper is the primary liaison between the Board and management and oversees the affairs of the Board. Mr. Harper participates in setting Board meeting agenda items and presides over the regular formal meetings of the Board of Directors. Separate meetings of the Independent Directors are held in advance of each regularly scheduled Board meeting where various matters, including those considered at such regular Board meeting are discussed. The Board has determined that this leadership structure provides both operational efficiencies and independent oversight to the Funds given its specific characteristics and circumstances.

The Board has an Audit Committee, which is comprised only of Independent Directors. The Audit Committee has adopted a charter. Its members are Miles Douglas Harper, III, Independent Chairman of the Board and Chairman of the Audit Committee, Kirbyjon Caldwell, Karen S. Gerstner and Evan Harrel (all Independent Directors). The purposes of the Audit Committee are to: (i) oversee the Corporation’s accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Corporation; (ii) oversee the Corporation’s financial statements and the independent audit thereof; (iii) oversee, or assist, as appropriate, in the oversight of the Corporation’s compliance with legal and regulatory requirements that relate to the Corporation’s accounting and financial reporting, internal controls over financial reporting and independent audits; (iv) evaluate the independence of the Corporation’s independent auditors and approve their selection; and (v) to report to the full Board of Directors on its activities and recommendations. The function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control, and the independent auditors’ responsibility to plan and carry out a proper audit. The independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the Corporation’s shareholders. In addition, the Committee provides ongoing oversight of the Corporation’s independent auditors, including meeting with the auditors at least once each fiscal year. The Audit Committee met four times in fiscal year 2014.

The Board also has a Nominating and Corporate Governance Committee and such committee has adopted a charter. Its members are Miles Douglas Harper, III, Independent Chairman of the Board, Kirbyjon Caldwell, Karen S. Gerstner, who is the Chairperson of the Nominating and Corporate Governance Committee, and Evan Harrel (all Independent Directors.) The Committee’s responsibilities include, but are not limited to: (1) evaluating, from time to time, the appropriate size of the Board, and recommending any increase or decrease in the size of the Board; (2) recommending any changes in the composition of the Board so as to best reflect the objectives of the 1940 Act, the Corporation and the Board; (3) establishing processes for developing candidates for Independent Board members and for conducting searches with respect thereto; (4) coordinating the Board’s annual self-assessment; and (5) recommending and selecting to the Independent Board members (a) a slate of Independent Board members to be elected at shareholder meetings, or (b) nominees to fill Independent Board member vacancies on the Board, where and when appropriate. The Nominating and Corporate Governance Committee met once in fiscal year 2014.

The Nominating and Corporate Governance Committee shall also consider recommendations for Independent Director nominees submitted to it by shareholders (a “Qualifying Shareholder”) that (i) own of record, or beneficially through a financial intermediary, $10,000 or more of a Fund’s shares; (ii) has been a shareholder of $10,000 or more of a Fund’s shares for 12 months or more prior to submitting the recommendation to the Nominating and Corporate Governance Committee; and (iii) provides a written notice to the Nominating and Corporate Governance Committee containing the following information: (1) the name and address of the Qualifying Shareholder making the recommendation; (2) the number of shares of the Fund that are owned of record and beneficially by such Qualifying Shareholder, and the length of time that such shares have been so owned by the Qualifying Shareholder; (3) a description of all relationships, arrangements and understandings between such Qualifying Shareholder and any other person(s) (naming such person(s)) pursuant to which the recommendation is being made; (4) the name, age, date of birth, business address and residence address of the person(s) being recommended; (5) such other information regarding each person recommended by such Qualifying Shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated by the Board; (6) whether the shareholder making the recommendation believes the person recommended would or would not be an “interested person” of the Fund, as defined in Section 2(a)(19) of the 1940 Act; and (7) the written consent to serve as a Director of the Fund of each person recommended if so nominated and elected/appointed.

Board Oversight of Corporation Risk

The Board has not established a standing risk committee. Rather, the Board requires the Adviser to report to the full Board, on a regular and as-needed basis, on actual and potential risks to each Fund and the Corporation as a whole. As a result, the day-to-day management of the Funds’ operations, including risk management, is the responsibility of the Adviser, subject to oversight by the Board. For instance, the Adviser reports to the Board on the various elements of risk, including investment risk, credit risk, liquidity risk and operational risk, as well as overall business risks relating to the Funds. In addition, the Board has appointed a Chief Compliance Officer (“CCO”) who reports directly to the Board’s Independent Directors, provides presentations to the Board at its quarterly meetings and an annual report to the Board concerning compliance matters. The CCO also communicates particularly significant compliance-related issues to the Board in between Board meetings. The CCO oversees the development and implementation of compliance policies and procedures that are reasonably designed to prevent violations of the federal securities laws (“Compliance Policies”). The Board has approved the Compliance Policies, which seek to reduce risks relating to the possibility of non-compliance with the federal securities laws. The CCO also regularly discusses the relevant risk issues affecting the Corporation and its Funds during private meetings with the Independent Directors, including concerning the Adviser, as applicable.

Experience of Directors

Described below for each Director are specific experiences, qualifications, attributes, or skills that support a conclusion that he or she should serve as a Director of the Corporation as of the date of this SAI and in light of the Corporation’s business and structure. The role of an effective Director inherently requires certain personal qualities, such as integrity, as well as the ability to comprehend, discuss and critically analyze materials and issues that are presented so that the Director may exercise judgment and reach conclusions in fulfilling his or her duties and fiduciary obligations. It is believed that the specific background of each Director evidences those abilities and is appropriate to his or her serving on the Corporation’s Board of Directors. Further information about each Director is set forth in the table above describing the business activities of each Director during the past five years.

Mr. Harper has been a Director of the Corporation since 1994 and served as Chairman of the Board since 2004. He has also served as Chair of the Audit Committee of the Board since the Committee’s inception. In addition, Mr. Harper is a partner and CPA in the firm of Carr, Riggs & Ingram, LLC and has been, and currently serves as, an independent director of several funds in the Calvert Family of Mutual Funds. Those positions have provided Mr. Harper with a strong background in the areas of accounting, finance, control systems and the operations of a mutual fund complex.

Ms. Gerstner has been a Director of the Corporation since 1994. She has also served as Chair of the Nominating and Corporate Governance Committee of the Board since the Committee’s inception. Ms. Gerstner is a principal and founder of Karen S. Gerstner & Associates, P.C., a law firm specializing in estate planning and probate. Her service on the Board since 1994 and years as a practicing attorney have provided Ms. Gerstner with knowledge of the operations and business of the Corporation and its Funds and have called upon her to exercise leadership and analytical skills.

Mr. Caldwell has been a Director of the Corporation since 2001. He has been the Senior Pastor of Windsor Village United Methodist Church since 1982 and has previously served and continues to serve as a member of various public company boards. His service on the Board since 2001 and years of service on other boards as well as his other professional experiences have provided Mr. Caldwell with considerable background in business, board operations, ministry and community development as well as knowledge of the operations and business of the Corporation and its Funds.

Mr. Harrel has been a Director of the Corporation since 2006. From 2004 to 2012, Mr. Harrel served as the Executive Director of Small Steps Nurturing Center, a non-profit organization. Prior to that, Mr. Harrel was a Senior Portfolio Manager at AIM Management, an investment adviser to many mutual funds. His experience as a Board member has provided him with knowledge of the operations and business of the Corporation and its Funds. Moreover, his experience as a Portfolio Manager has provided him with extensive experience in investments, portfolio management, investment risks and the operations of an investment adviser.

Mr. Montgomery has been a Director since the Corporation’s inception in 1993. He is the Chairman and President of the Adviser, which he founded in 1993. Mr. Montgomery is the Chief Investment Officer and Portfolio Manager for all of the Funds. His experience as a Board member has provided him with knowledge of the operations and business of the Corporation and its Funds. Moreover, his experience as a Portfolio Manager has provided him with extensive experience in investments, portfolio management, investment risks and the operations of an investment adviser.

Ownership of Fund Shares by Directors

Ownership of Shares of Bridgeway Funds1 as of December 31, 2013

Name of Director	Dollar Range of Equity Securities in Bridgeway Funds as of 12/31/2013	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies as of 12/31/2013
Kirbyjon Caldwell		Over $100,000
Aggressive Investors 1	Over $100,000
Ultra-Small Company	Over $100,000
Managed Volatility	$10,001 - $50,000
Karen Gerstner		Over $100,000
Aggressive Investors 1	Over $100,000
Ultra-Small Company	Over $100,000
Small-Cap Growth	$1 - $10,000
Small-Cap Value	$1 - $10,000
Large-Cap Growth	$1 - $10,000
Blue Chip 35 Index	Over $100,000
Managed Volatility	Over $100,000

Name of Director	Dollar Range of Equity Securities in Bridgeway Funds as of 12/31/2013	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies as of 12/31/2013
Miles Douglas Harper, III *		Over $100,000
Ultra-Small Company Fund	Over $100,000
Managed Volatility	$10,001 - $50,000
Evan Harrel		Over $100,000
Aggressive Investors 1	Over $100,000
Managed Volatility	$50,001 - $100,000
John N. R. Montgomery		Over $100,000
Aggressive Investors 1	Over $100,000
Ultra-Small Company	Over $100,000
Ultra-Small Company Market	$10,001 - $50,000
Small-Cap Momentum	$10,001 - $50,000
Small-Cap Growth	$10,001 - $50,000
Small-Cap Value	$10,001 - $50,000
Large-Cap Growth	$10,001 - $50,000
Blue Chip 35 Index	$10,001 - $50,000
Managed Volatility	Over $100,000
Omni Small-Cap Value	$10,001 - $50,000
Omni Tax-Managed Small-Cap Value	$10,001 - $50,000

*	Independent Chairman
1
The Omni Small-Cap Value Fund and Omni Tax-Managed Small-Cap Value Fund are described in this prospectus and statement of additional information. Other Bridgeway Funds listed in the table above are described in a different prospectus and statement of additional information both dated October 31, 2014.

Compensation

The Corporation pays an annual retainer of $14,000 and fees of $6,000 per Board meeting, Committee meeting or combination meeting, to each Independent Director. The retainer is paid quarterly (one quarter of retainer is paid each quarter). Such Directors are reimbursed for any expenses incurred in attending meetings and conferences as well as expenses for subscriptions or printed materials. Compensation for the fiscal year ended June 30, 2014, was as follows:

Name of Director	Aggregate Compensation from Bridgeway Funds 1	Pension or Retirement Benefits Accrued as Part of Bridgeway Funds Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex Paid to Directors
Kirbyjon Caldwell	$44,000	$0	$0	$44,000
Karen Gerstner *	$45,000	$0	$0	$45,000
Miles Douglas Harper, III **	$46,500	$0	$0	$46,500
Evan Harrel	$44,000	$0	$0	$44,000
John N. R. Montgomery	$0	$0	$0	$0

1	The Independent Directors received this compensation in the form of shares of Bridgeway Funds, credited to his or her account.
*	The Chairperson of the Nominating and Corporate Governance Committee receives an additional $1,000 annual retainer fee.
**	Independent Chairman receives an additional $2,500 annual retainer fee.

Code of Ethics

Pursuant to Rule 17j-1 of the 1940 Act and Rule 204A-1 of the Investment Advisers Act of 1940, the Adviser has adopted a Code of Ethics that applies to the personal trading activities of its staff members. The Corporation also adopted the same Code of Ethics pursuant to Rule 17j-1 of the 1940 Act. The Code of Ethics establishes standards for personal securities transactions by staff members covered under the Code of Ethics. The Code of Ethics seeks to ensure that securities transactions by staff members are consistent with the Adviser’s fiduciary duty to its clients and to ensure compliance with legal requirements and the Adviser’s standards of business conduct. Under the Code of Ethics, staff members have a duty at all times to place the interests of shareholders above their own, and never to take inappropriate advantage of their position. To help prevent conflicts of interest, all staff members must comply with the Code of Ethics, which imposes restrictions on the purchase or sale of securities for their own accounts and the accounts of certain affiliated persons. Among other things, the Code of Ethics requires pre-clearance (in certain circumstances) and monthly reporting of all personal securities transactions, except for certain exempt transactions and exempt securities. In addition, the Adviser has adopted policies and procedures concerning the misuse of material non-public information that are designed to prevent insider trading by any staff member.

Copies of the Code of Ethics are on file with and publicly available from the SEC.

In addition to the stringent Code of Ethics described above, putting investors’ long-term interests first is the cornerstone of the Adviser’s unique culture and core business values of integrity, performance, cost efficiency, and service. The Adviser seeks to build a collaborative organization committed to investment stewardship and positive impact in the community. In keeping with that, the Adviser is committed to donating at least 50% of its investment advisory fee profits to non-profit organizations. Our organization stresses process, results, and values that matter, rather than titles and status. Staff members are paid commensurate with performance and market salary scales, but subject to the following cap: the total compensation of the highest-paid staff member cannot be more than seven times that of the lowest-paid staff member.

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